Commitment and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Purchase Commitments
As of December 31, 2021, the Company had outstanding inventory and other purchase commitments of $2.1 billion.
Letters of Credit
As of December 31, 2021, the Company had letters of credit outstanding totaling $14.5 million, which will expire over various dates in 2022.
Guarantees
The Company provided guarantees of lease payments for vehicles under the financing transaction discussed in Note 5, in the event the lessee does not make payments to the financing company.
The Company regularly reviews its performance risk under the arrangements, and in the event that it becomes probable that it will be required to perform under a guarantee, the fair value of probable payment will be recorded. No guarantee liability was recorded as of December 31, 2021 and 2020.
Legal Proceedings
The Company accrues contingent liabilities when it is probable that future expenditures will be made and such expenditures can be reasonably estimated. From time to time in the normal course of business, various claims and litigation have been asserted or commenced. Due to uncertainties inherent in litigation and other claims, the Company can give no assurance that it will prevail in any such matters, which could subject the Company to significant liability or damages. Any claims or litigation could have an adverse effect on the Company’s business, financial position, operating results, or cash flows in or following the period that claims or litigation are resolved.
As of December 31, 2021, the Company was not a party to any legal proceedings that would have a material adverse effect on its business.